Exhibit 10.22

SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT
THIS SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this
"Amendment") is entered into as of December 19, 2016, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), TPG SPECIALTY LENDING, INC., a Delaware corporation ("TSL"), as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, "Agent"), TSL, as sole lead arranger (in such capacity, together with its successors and assigns in such capacity, the "Sole Lead Arranger"), POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation ("Parent"), PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation ("PPPI"), POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company ("PIA"), BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company ("BPT"), and the other Persons from time to time party hereto as borrowers (such Persons together with Parent, PPPI, PIA and BPT, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers").
WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of June 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");
WHEREAS, there exists an Event of Default under Section 7(c) of the Credit Agreement due to the Borrowers' failure to meet the minimum EBITDA required for the month ending October 31, 2016 (the "Minimum EBITDA EOD"); and
WHEREAS, Borrowers, Agent and Lenders have agreed to modify the Credit Agreement and waive the Minimum EBITDA EOD as provided herein, in each case subject to the terms and provisions hereof;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Borrowers set forth in Section 6 below, the Credit Agreement is amended as follows:
(a)    Schedule 1.1 to the Credit Agreement is hereby amended by adding the following definitions thereto in their proper alphabetical order:
"Second Amendment" means the Second Amendment and Waiver to Credit Agreement, dated as of the Second Amendment Effective Date, among Borrowers, Agent and Lenders.

DOC ID - 25380773.5

"Second Amendment Effective Date" means December 19, 2016.
(b)    The defined term "Availability Reserve" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Availability Reserve" means (i) $7,500,000 at all times from the Closing Date up to the Second Amendment Effective Date and (ii) $7,700,000 on the Second Amendment Effective Date and at all times thereafter.
(c)    The defined term "Closing Date Fee Letter" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Closing Date Fee Letter" means that certain amended and restated fee letter, dated as of the Second Amendment Effective Date, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent.
(d)    The defined term "Reporting Reserve" set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
"Reporting Reserve" means $12,500,000.
(e)    Section 5 of the Credit Agreement is hereby amended by adding a new Section 5.16 to the end thereof that reads as follows:
5.16. Engagement of Financial Consultant. The Loan Parties shall at all times from and after the Second Amendment Effective Date maintain their engagement of CR3 Partners as a financial consultant (the "Consultant") upon terms of employment acceptable to the Required Lenders and the Loan Parties. The Consultant shall be engaged solely by the Loan Parties and all fees and expenses of the Consultant shall be solely the responsibility of the Loan Parties. In no event shall Agent or any Lender have any liability or responsibility for the payment of such fees or expenses, and neither Agent nor any Lender shall have any obligation or liability to the Loan Parties, the Consultant or any other Person by reason of any acts or omissions of the Consultant.
(f)    Section 7(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c) Minimum EBITDA. Have EBITDA for each period of 12 consecutive fiscal months of Parent and its Subsidiaries for which the last fiscal month ends on a date set forth below of at least the amount set forth opposite such date:

Month End	EBITDA
February 28, 2017	$24,180,000
March 31, 2017	$26,185,000
April 30, 2017 and the last day of each fiscal month of Parent and its Subsidiaries ending thereafter	$27,500,000

DOC ID - 25380773.5

3.Waiver. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties set forth in Section 6 below, Agent and Lenders hereby waive the Minimum EBITDA EOD. For the avoidance of doubt, the foregoing waiver shall not be deemed to be a waiver of any other existing or hereafter arising Defaults or Events of Default or any other deviation from the express terms of the Credit Agreement or any other Loan Document. This is a limited waiver and shall not be deemed to constitute a consent or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document, as applicable, or to prejudice any right or remedy that Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.
4.Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by the Borrowers in all respects.
5.Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)Each party hereto shall have executed and delivered this Amendment to Agent.
(b)Agent shall have received each of the additional documents, instruments and agreements listed on Annex A attached hereto
(c)Agent shall be satisfied that any "Default" or "Event of Default" under the ABL Credit Agreement has been waived in accordance with the terms of the ABL Credit Agreement.
(d)No Default or Event of Default (other than the Minimum EBITDA EOD) shall have occurred and be continuing.
(e)Borrowers shall have paid to Agent, for the benefit of each Lender, the fees set forth in paragraphs 3 and 4 of the Closing Date Fee Letter.
(f)Borrowers shall have paid all Lender Group Expenses of Agent and Lenders outstanding as of the Second Amendment Effective Date.

DOC ID - 25380773.5

(g)All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

6.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)    All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(b)	No Default or Event of Default has occurred and is continuing.
(c)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

7.	Miscellaneous.
(a)    This Amendment shall be a contract made under and governed by, and construed in accordance with the internal laws of the State of New York.

(b)    This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic photocopy (i.e. "pdf") shall be effective as delivery of a manually executed counterpart hereof.

8.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself, each of its Subsidiaries and each of their respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings,

DOC ID - 25380773.5

damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known as of the date of this Amendment, both at law and in equity, which any Borrower, any of its Subsidiaries or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

[Signature pages follow]

DOC ID - 25380773.5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:		POWER SOLUTIONS INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

PROFESSIONAL POWER PRODUCTS, INC., an Illinois corporation

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

POWERTRAIN INTEGRATION ACQUISITION, LLC, an Illinois limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

BI-PHASE TECHNOLOGIES, LLC, a Minnesota limited liability company

	By:	/s/ Michael Lewis
	Name:	Michael Lewis
	Title:	Chief Financial Officer

Signature page to First Amendment to Credit Agreement

TPG SPECIALTY LENDING, INC.,
a Delaware corporation, as Agent, as Sole Lead Arranger and as a Lender

By: /s/ Michael Fishman
Name: Michael Fishman
Title:     Co-Chief Executive Officer

TAO TALENTS, LLC,
a Delaware limited liability company, as a Lender

By: /s/ Steven S Pluss
Name: Steven S Pluss
Title:     Vice President

Annex A

1.	Closing Date Fee Letter

2.	Consent and Reaffirmation, dated as of the Second Amendment Effective Date and duly executed by all of the Guarantors in substantially the form attached hereto as Annex B

3.	Amendment and Waiver to ABL Credit Agreement

DOC ID - 25380773.5

Annex B

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment and Waiver to Credit Agreement (the "Amendment"); (ii) consents to each Borrower's execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment and the release contained in Section 8 thereof; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirms that the Loan Documents to which it is a party shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

[Signature page follows]

DOC ID - 25380773.5

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

THE W GROUP, INC., a Delaware corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER GREAT LAKES, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

AUTO MANUFACTURING, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

TORQUE POWER SOURCE PARTS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

Consent and Reaffirmation

POWER PROPERTIES, L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER PRODUCTION, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

POWER GLOBAL SOLUTIONS, INC., an Illinois corporation

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

PSI INTERNATIONAL, LLC, an Illinois limited liability company

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

XISYNC L.L.C., an Illinois limited liability company

By:	The W Group, Inc., as sole managing member

By:	/s/ Michael Lewis
Name:	Michael Lewis
Title:	Chief Financial Officer

Consent and Reaffirmation